UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 15, 2004
                                                     --------------


                          RS GROUP OF COMPANIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as Specified in its charter)

         Florida                       0-50046                 65-1082128
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)


                               200 Yorkland Blvd.,
                                    Suite 200
                           Toronto, ON Canada M2J 5C1


                               RENT SHIELD CORP.
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 5. Other Events

         Effective April 15, 2004, we changed our name to RS Group of Companies, Inc. The reason for this was to more accurately reflect the diverse business of our company and our broadened scope of planned businesses. As a result of changing our name, our trading symbol on the Over-the-Counter Bulletin Board was changed to RSGC. The new Cusip number for our common stock is 74973Q 10 0. Shareholders who hold shares in certificate form are not required to take any action at this time.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RS Group of Companies, Inc.
                                      ---------------------------
                                      (Registrant)



                                      By: /S/ Charles Napper
                                          ---------------------
                                      Charles Napper, President

Dated: April 24, 2004.


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